CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

DERIVED COLLATERAL INFORMATION   10/21/03

[$1,000,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

			% of	Gross	Gross	Gross	Gross	Master &	Sched		Orig	Initial	Periodic	Month
			Balance	Rate	Margin	Lifecap	Lifefloor	Sub Serv	Rem	Rem	Amort	Cap	Cap	to Next	LTV		Avg
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)	Fees (%)	Term	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance

<= 0	17	2,023,236	0.2	9.14	7.03	6.78	9.16	0.52	358	358	360	3.00	1.37	26	73.4	0	119,014
481 - 490	1	130,780	0.0	7.74	6.00	7.00	7.74	0.52	355	355	360	3.00	1.00	19	75.0	488	130,780
491 - 500	6	1,207,482	0.1	8.14	6.31	6.00	8.14	0.52	358	358	360	3.00	1.00	23	76.9	500	201,247
501 - 510	107	14,459,235	1.5	8.56	6.70	6.35	8.56	0.52	357	357	359	2.98	1.08	23	73.1	505	135,133
511 - 520	135	17,770,380	1.8	8.81	6.99	6.50	8.75	0.52	355	355	357	2.94	1.08	24	75.6	516	131,632
521 - 530	200	25,826,948	2.6	8.52	6.94	6.36	8.39	0.52	354	354	357	3.02	1.09	25	76.4	526	129,135
531 - 540	173	23,555,359	2.4	8.51	7.09	6.42	8.41	0.52	355	356	358	2.95	1.08	25	77.5	535	136,158
541 - 550	193	26,524,308	2.7	8.19	6.91	6.44	8.15	0.52	355	355	356	2.96	1.08	25	77.6	546	137,432
551 - 560	211	27,960,849	2.9	8.24	6.84	6.43	8.14	0.52	352	352	354	2.93	1.10	25	81.5	555	132,516
561 - 570	234	31,352,729	3.2	8.09	6.97	6.43	8.02	0.52	354	354	356	2.96	1.09	24	79.8	566	133,986
571 - 580	261	38,040,396	3.9	7.95	6.99	6.48	7.92	0.52	353	353	355	2.97	1.10	24	80.5	576	145,749
581 - 590	283	37,892,646	3.9	7.59	6.75	6.37	7.53	0.52	352	352	354	2.99	1.07	24	80.2	585	133,896
591 - 600	265	35,943,749	3.7	7.70	6.73	6.41	7.58	0.52	353	355	357	2.97	1.11	26	80.7	595	135,637
601 - 610	394	57,307,141	5.9	7.61	6.55	6.55	7.39	0.52	356	356	358	3.00	1.18	26	81.5	606	145,450
611 - 620	343	47,786,802	4.9	7.56	6.42	6.58	7.22	0.52	357	357	359	2.94	1.16	26	81.5	616	139,320
621 - 630	515	74,462,866	7.6	7.42	6.34	6.63	6.98	0.52	355	355	357	2.94	1.23	27	81.4	626	144,588
631 - 640	517	75,221,471	7.7	7.29	6.26	6.60	6.97	0.52	353	353	355	2.92	1.20	27	81.3	635	145,496
641 - 650	474	72,915,051	7.4	7.40	6.38	6.61	7.11	0.52	355	356	358	2.98	1.16	26	82.0	645	153,829
651 - 660	401	68,000,055	6.9	7.09	6.21	6.54	6.79	0.52	355	355	357	2.98	1.21	27	81.0	656	169,576
661 - 670	405	62,287,289	6.4	7.15	6.16	6.56	6.86	0.52	356	356	358	2.94	1.16	26	82.1	666	153,796
671 - 680	310	52,248,352	5.3	7.12	6.18	6.54	6.83	0.52	353	354	356	2.93	1.20	26	81.5	675	168,543
681 - 690	251	40,657,262	4.2	7.15	6.21	6.51	6.87	0.52	354	354	356	3.00	1.18	26	80.9	685	161,981
691 - 700	196	34,611,650	3.5	7.07	6.02	6.58	6.85	0.52	354	354	356	2.97	1.19	25	82.2	696	176,590
701 - 710	128	23,175,566	2.4	6.83	6.02	6.52	6.39	0.52	358	358	360	2.93	1.21	25	81.8	705	181,059
711 - 720	124	21,152,948	2.2	7.18	6.22	6.46	6.94	0.52	353	354	356	2.97	1.17	25	80.7	716	170,588
721 - 730	95	17,122,842	1.7	6.89	6.10	6.51	6.65	0.52	358	358	360	2.82	1.19	25	80.2	725	180,240
731 - 740	55	9,716,027	1.0	6.92	5.88	6.57	6.59	0.52	354	354	355	2.94	1.17	24	81.5	736	176,655
741 - 750	66	12,664,622	1.3	7.04	5.80	6.45	6.54	0.52	351	351	353	2.97	1.11	25	81.8	745	191,888
751 - 760	34	5,121,585	0.5	6.84	6.24	6.59	6.53	0.52	355	355	357	2.94	1.20	27	81.5	756	150,635
761 - 770	43	7,343,473	0.7	6.81	6.11	6.53	6.78	0.52	346	346	348	3.05	1.08	30	79.3	764	170,778
771 - 780	28	5,525,487	0.6	7.20	6.60	6.52	7.15	0.52	355	355	357	2.84	1.17	26	80.5	776	197,339
781 - 790	24	4,069,298	0.4	6.73	6.57	6.39	6.97	0.52	357	357	359	2.80	1.26	28	79.4	785	169,554
791 - 800	22	4,330,908	0.4	6.57	5.77	6.31	6.59	0.52	355	355	356	3.00	1.04	23	83.4	794	196,859
801 - 810	3	733,530	0.1	5.36	5.50	7.00	6.75	0.52	280	280	282	3.00	1.00	23	56.3	803	244,510
821 - 830	1	100,133	0.0	4.95	0.00	0.00	0.00	0.52	357	357	360	0.00	0.00	0	79.8	823	100,133
Total:	6,515	979,242,455	100.0	7.50	6.45	6.52	7.28	0.52	354	355	357	2.96	1.16	26	80.7	631	150,306